UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On January 10, 2006 MGI PHARMA, INC. issued a press release regarding a corporate update being provided that day by Lonnie Moulder, president and chief executive officer of MGI, in a presentation to attendees at the 24th Annual JPMorgan Healthcare Conference. During his presentation Mr. Moulder will give an overview of MGI’s 2005 achievements, 2006 corporate goals and 2006 financial guidance. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated January 10, 2006 of MGI PHARMA, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 10, 2006	MGI PHARMA, INC.

	By:	/s/ James C. Hawley
James C. Hawley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 10, 2006 of MGI PHARMA, INC.